                 COMMON STOCK                                                                             COMMON STOCK
                  $1 PAR VALUE                                                                            $1 PAR VALUE
  NUMBER                                                                                                                      SHARES
NS                                                                                              RIGHTS ATTACHED TO THIS
                                                                                                CERTIFICATE DESCRIBED ON
                                                                                                     REVERSE SIDE
                                                                [LOGO]




              INCORPORATED UNDER                                                                THIS CERTIFICATE IS TRANSFERABLE
                THE LAWS OF THE                                                                  IN THE CITY OF NEW YORK, N.Y.
               STATE OF DELAWARE                                                                      OR IN CHICAGO, ILL.


                                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                       CUSIP 565097 10 2
                                                              MAPCO INC.

         This Certifies that



         is the owner of
                                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         Mapco Inc. (hereinafter called the Corporation), transferable on the books of the Corporation by said owner in person or by duly  authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, and all amendments and supplements thereto (copies of which are on file at the office of the
         Corporation), to all of which the holder thereof by acceptance of this certificate assents.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                 Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

                          DATED:
                                                            COUNTERSIGNED AND REGISTERED:
                                                                    HARRIS TRUST COMPANY OF NEW YORK,
                                                                                                                      TRANSFER AGENT
                                                            BY                                                        AND REGISTRAR,
                                                        CHAIRMAN OF THE BOARD





                                                              SECRETARY                                        AUTHORIZED SIGNATURE.
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

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between MAPCO Inc. (the
"Company") and Harris Trust Company of New York (the "Rights Agent") dated as of May 29, 1996, (as amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification for the issuance to such holder, or the exercise by such holder of the Rights in such jurisdiction, shall not have been obtained or obtainable.

                                   MAPCO INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM  - as tenants in common        UNIF GIFT MIN ACT -       ...............Custodian.............
       TEN ENT  - as tenants by the entireties                          (Cust)                   (Minor)
       JT TEN   - as joint tenants with right of                        under Uniform Gifts to Minors
                  survivorship and not as tenants                       Act..................................
                  in common                                                             (State)

         Additional abbreviations may also be used though not in the above list.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE TRANSFER AGENT.

     FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________
___________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, ________________________

                                        X_____________________________________
                                                       (Signature)

              NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

                                        X_____________________________________
                                                       (Signature)

                                        THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN "ELIGIBLE GUARANTOR INSTITUTION"
                                        AS DEFINED IN RULE 17Ad-15 UNDER THE
                                        SECURITIES EXCHANGE ACT OF 1934, AS
                                        AMENDED.


                                        SIGNATURE(S) GUARANTEED BY: